Waddell & Reed Advisors Funds

Supplement dated May 8, 2012 to the

Waddell & Reed Advisors Equity Funds Prospectus

dated October 31, 2011

and as supplemented November 16, 2011, January 31, 2012 and February 17, 2012

The “Indexes” section of the Average Annual Total Returns table in the “Performance” section on page 42 for Waddell & Reed Advisors Asset Strategy Fund is deleted and replaced with the following:

Average Annual Total Returns

as of December 31, 2010	1 Year	5 Years	10 Years
Indexes
Citigroup Broad Investment-Grade Index (reflects no deduction for fees, expenses or taxes)	6.30%	5.98%	5.96%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes) (The Fund’s benchmark changed from Citigroup Broad Investment-Grade Index, effective March 2012. WRIMCO believes that the Barclays U.S. Aggregate Bond Index provides a better benchmark for the Fund in light of the types of securities in which the Fund invests.)	6.54%	5.80%	5.84%
Citigroup Short-Term Index for 1 Month Certificates of Deposit (reflects no deduction for fees, expenses or taxes)	0.24%	2.81%	2.59%
Barclays U.S. Treasury Bills: 1-3 Month Index (reflects no deduction for fees, expenses or taxes) (The Fund’s benchmark changed from Citigroup Short-Term Index for 1 Month Certificates of Deposit, effective March 2012. WRIMCO believes that the Barclays U.S. Treasury Bills: 1-3 Month Index provides a better benchmark for the Fund in light of the types of securities in which the Fund invests.)	0.13%	2.31%	2.25%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	15.06%	2.29%	1.42%
Lipper Global Flexible Portfolio Funds Universe Average (net of fees and expenses)	9.58%	5.09%	6.63%

The “Indexes” section of the Average Annual Total Returns table in the “Performance” section on page 46 for Waddell & Reed Advisors Continental Income Fund is deleted and replaced with the following:

Average Annual Total Returns

as of December 31, 2010	1 Year	5 Years	10 Years
Indexes
Citigroup Treasury/Govt Sponsored/Credit Index (reflects no deduction for fees, expenses or taxes)	6.77%	5.70%	5.94%
Barclays U.S. Government/Credit Index (reflects no deduction for fees, expenses or taxes) (The Fund’s benchmark changed from Citigroup Treasury/Govt Sponsored/Credit Index, effective March 2012. WRIMCO believes that the Barclays U.S. Government/Credit Index provides a better benchmark for the Fund in light of the types of securities in which the Fund invests.)	6.59%	5.56%	5.83%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	15.06%	2.29%	1.42%
Lipper Mixed-Asset Target Allocation Growth Funds Universe Average (net of fees and expenses)	12.78%	3.32%	3.13%

The following is added to the end of the sixth paragraph in the “Additional Information about Principal Investment Strategies, Other Investments and Risks” section on page 63 for Waddell & Reed Advisors Asset Strategy Fund:

The Fund may invest in private placements and other restricted securities.

The following is added as a bullet point to the “Additional Information about Principal Investment Strategies, Other Investments and Risks — Non-Principal Risks” section on page 64 for Waddell & Reed Advisors Asset Strategy Fund:

■	Private Placements and Other Restricted Securities Risk

The following is added to the “Additional Information about Principal Investment Strategies, Other Investments and Risks — Defining Risks” section beginning on page 67 of the Waddell & Reed Advisors Equity Funds Prospectus:

Private Placements and Other Restricted Securities Risk — Restricted securities, which include private placements, are securities that are subject to legal or contractual restrictions on resale, and there can be no assurance of a ready market for resale. A Fund could find it difficult to sell privately placed securities and other restricted securities when WRIMCO believes it is desirable to do so, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, and the prices realized could be less than those originally paid or less than the fair market value. At times, it may also be more difficult to determine the fair value of such securities for purposes of computing the net asset value of a Fund.

Supplement	Prospectus	1